UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2007

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 26, 2007, Catapult Communications Corporation (the "Registrant") issued a press release announcing the results of operations for the fiscal quarter ended June 30, 2007. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Nasdaq Rule 4350(l), as amended, the Board of Directors of the Registrant amended Articles 24 and 25 of the Bylaws of the Registrant on July 24, 2007. Articles 24 and 25, which previously read as follows:

Article 24, Certificates of Stock

"Every stockholder shall be entitled to a certificate or certificates of the capital stock of the corporation in such form as may be prescribed by the Board of Directors, duly numbered and sealed with the corporate seal of the corporation and setting forth the number and kind of shares. Such certificates shall be signed by the president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary."

Article 25, Transfer of Stock

"Unless further limited by the Articles of Incorporation, shares of stock may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign, and transfer the same on the books of the corporation, signed by the person appearing by the certificate to be the owner of the shares represented thereby, together with all necessary federal and state transfer tax stamps affixed and shall be transferable on the books of the corporation upon surrender thereof so assigned or endorsed. The person registered on the books of the corporation as the owner of any shares of stock shall be entitled to all the rights of ownership with respect to such shares. It shall be the duty of every stockholder to notify the corporation of his or her post office address."

were amended to read as follows:

Article 24, Certificates of Stock

"The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates shall be entitled to have a certificate in such form as may be prescribed by the Board of Directors, duly numbered and sealed with the corporate seal of the corporation and setting forth the number and kind of shares. Such certificates shall be signed by, or in the name of the corporation by the president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form."

Article 25, Transfer of Stock

"Unless further limited by the Articles of Incorporation, transfers of stock shall be made in the manner prescribed by law and in these Bylaws. Such transfers shall be made on the books of the corporation only by the record holder of such stock or by his or her attorney lawfully constituted in writing and, if such stock is certificated, upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. The person registered on the books of the corporation as the owner of any shares of stock shall be entitled to all the rights of ownership with respect to such shares. It shall be the duty of every stockholder to notify the corporation of his or her post office address."

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1 Articles 24 and 25 of the Registrant's Bylaws, as amended July 24, 2007

99.1 Press release dated July 26, 2007 announcing the Registrant's results of operations for the fiscal quarter ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

July 26, 2007	By:	/s/ Chris Stephenson

Name: Chris Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles 24 and 25 of the Registrant's Bylaws, as amended July 24, 2007
99.1	Press release dated July 26, 2007 announcing the Registrant's results of operations for the fiscal quarter ended June 30, 2007.